Exhibit 99.2



     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2002 (the "Report") by American Medical Alert Corp. ("Registrant"), the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of Registrant.



                                                   /s/ Richard Rallo
                                                   -------------------------
                                                   Richard Rallo
                                                   Controller
                                                   (Chief financial officer)